UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2015

 ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On October 29, 2015, Altria Group, Inc. (“Altria”) issued an earnings press release announcing its financial results for the quarter ended September 30, 2015. A copy of the earnings press release is attached as Exhibit 99.1 and is incorporated by reference in this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 5.03.    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 28, 2015, the Board of Directors (the “Board”) of Altria approved changes to Altria’s Amended and Restated By-Laws, effective as of October 28, 2015 (as amended and restated, the “By-Laws”), to implement proxy access.
Article II, Section 4 now permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of Altria’s outstanding common stock continuously for at least three years, to nominate and include in Altria’s annual meeting proxy materials director candidates to occupy up to two or 20% of the Board seats (whichever is greater), provided that such shareholder or group of shareholders satisfies the requirements set forth in Article II, Section 4.
The foregoing description of the amendment to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached as Exhibit 3.1 and is incorporated by reference in this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	3.1	Amended and Restated By-Laws of Altria Group, Inc., effective October 28, 2015
	99.1	Altria Group, Inc. Earnings Press Release, dated October 29, 2015 (furnished under to Item 2.02)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and
Senior Assistant General Counsel

DATE:    October 29, 2015

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Altria Group, Inc., effective October 28, 2015
99.1	Altria Group, Inc. Earnings Press Release, dated October 29, 2015 (furnished under to Item 2.02)

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